1Q13 Quarterly Supplement April 12, 2013 Exhibit 99.2

Wells Fargo 1Q13 Supplement 1
Appendix
Pages 22-35
-
Non-strategic/liquidating loan portfolio risk reduction 23
-
Purchased credit-impaired (PCI) portfolios 24
-
PCI nonaccretable difference 25
-
PCI accretable yield 26
-
Pick-a-Pay credit highlights 27
-
Real estate 1-4 family first mortgage portfolio 28
-
Home equity portfolio 29
-
Credit card portfolio 30
-
Auto portfolios 31
-
Student lending portfolio 32
Tier 1 common equity under Basel I
33
Tier 1 common equity under Basel III
(Estimated)
34
Forward-looking statements and
additional information
35
Table of contents
1Q13 Results
-
1Q13 Results Page 2
-
Year-over-year results 3
-
Strong revenue diversification 4
-
Balance Sheet and credit overview 5
-
Income Statement overview 6
-
Loans 7
-
Deposits 8
-
Net interest income 9
-
Noninterest income 10
-
Residential mortgage 11
-
Noninterest expense and efficiency ratio 12
-
Environmentally-elevated costs 13
-
Community Banking 14
-
Wholesale Banking 15
-
Wealth, Brokerage and Retirement 16
-
Credit quality 17-18
-
Capital 19
-
Demonstrated momentum across the franchise 20
-
Summary – strong 1Q13 21

Wells Fargo 1Q13 Supplement 2
Record earnings of $5.2 billion, up 22% year-
over-year (YoY) and 2% linked quarter (LQ)
Record diluted earnings per common share of
$0.92, up 23% YoY and 1% LQ
Efficiency ratio of 58.3%
(1)
, improved 180 bps
YoY and 50 bps LQ
Pre-tax pre-provision profit
(2)
of $8.9 billion, up
2% YoY and down $193 million LQ
Strong credit performance with net charge-offs
of 72 bps
ROA = 1.49%, up 18 bps YoY and up 3 bps LQ
ROE = 13.59%, up 145 bps YoY and up 24 bps LQ
Capital levels continued to grow
-
10.38% Tier 1 common equity ratio under Basel I
and estimated Tier 1 common equity ratio under
Basel III of 8.39%
(3)
1Q13 Results
Wells Fargo Net Income
($ in millions)
Diluted earnings per common share
4,248
4,622
4,937
5,090
5,171
1Q12 2Q12 3Q12 4Q12 1Q13
$0.75
$0.82
$0.88
$0.91
$0.92
(1)  Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income).
(2)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(3)  Estimated Basel III calculation based on management’s current interpretation of the Basel III capital rules proposed by federal banking agencies in notices of proposed rulemaking announced in June 2012. The proposed rules and interpretations and assumptions used in estimating Basel III calculations are subject to change depending on final promulgation of Basel III capital rules. See pages 33-34 for additional information regarding Tier 1 common equity ratios.

Wells Fargo 1Q13 Supplement 3
Year-over-year results
Pre-tax Pre-provision Profit
($ in billions)
Net Income
($ in billions, except EPS)
Diluted earnings per common share
Period-end Loans
($ in billions)
Return on Assets
Return on Equity
Period-end Core Deposits
($ in billions)
$8.6
$8.9
1Q12 1Q13
1.31%
1.49%
1Q12 1Q13
$888.7
$939.9
1Q12 1Q13
12.14%
13.59%
1Q12 1Q13
$4.2
$5.2
1Q12 1Q13
$0.75
$0.92
658.3
709.2
108.2
90.8
$766.5
$800.0
1Q12 1Q13
Core loans Non-strategic/liquidating loans

Wells Fargo 1Q13 Supplement 4
Balanced Spread and
Fee Income
Diversified Fee Generation
Deposit Service Charges 11%
Card Fees 7%
Total Mortgage Banking  26%
Insurance 4%
Net Gains from Trading 5%
Strong revenue diversification
Total Trust & Investment Fees 30%
Total Other Fees  10% Other Noninterest Income (1) 7%
Net Interest
Income
Noninterest
Income
Brokerage advisory,
commissions and
other
Mortgage Orig./
Sales, net
Mortgage Servicing, net
Trust and investment
management
Investment banking
Charges and fees on loans
1% Merchant processing
1% Cash network
1% CRE brokerage commissions
All other fees
1% Letters of credit
Card fees
Deposit service charges
Other noninterest income
(1)
Net gains from trading
Insurance
All data is for 1Q13.
(1)  Other noninterest income includes net gains (losses) on debt securities available for sale, equity investments, lease income, life insurance investment income and all other noninterest income.

Wells Fargo 1Q13 Supplement 5
Balance Sheet and credit overview
Loans
Total period-end loans up $392 million
- Core loans increased $4.1 billion reflecting the retention of $3.4 billion of
1-4 family conforming first mortgage production as well as growth in foreign and auto
- Non-strategic/liquidating portfolio decreased $3.7 billion
(1)
Short-term investments/
Fed funds sold
Up $6.5 billion on average deposit balance growth
Securities available for
sale (AFS)
Up $13.0 billion driven by new investments
- $17.8 billion in gross agency MBS purchases during periods of higher rates in the quarter
Deposits
Up $7.9 billion on strong retail deposit growth
Long-term debt
Down $1.2 billion as $7.6 billion in issuances were more than offset by maturities, redemptions and other reductions
Common stock
repurchases
Purchased 16.6 million common shares in the quarter
2013 Capital Plan included an increase in common stock repurchase activity compared with 2012
Credit
Provision expense of $1.2 billion down $612 million
- Net charge-offs of $1.4 billion, or 72 bps, down $662 million on $165 million lower losses in commercial and $497 million lower losses in consumer; 4Q12 losses included $321 million in consumer losses from the completion of implementation of OCC guidance
(2)
- $200 million reserve release
(3)
vs. $250 million in 4Q12
Period-end balances.  All result comparisons are 1Q13 compared with 4Q12.
(1)  See pages 7 and 23 for additional information regarding core loans and the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial &
industrial, commercial real estate, foreign and other PCI loan portfolios.
(2)  Office of the Comptroller of the Currency update to the Bank Accounting Advisory Series issued third quarter 2012 (OCC guidance). The OCC guidance requires write-down of performing consumer loans discharged in bankruptcy to net realizable collateral value.
(3)  Provision expense minus net charge-offs.

Wells Fargo 1Q13 Supplement 6
Income Statement overview
Total revenue
Revenue of $21.3 billion, down $689 million, or 3%, from 4Q12 that included above-
average quarterly equity gains
Net interest income
NII down 1% primarily reflecting two fewer days in the quarter
Net interest margin (NIM) down 8 bps to 3.48% driven by continued growth in deposit balances and lower variable income
Noninterest income
Mortgage banking down $274 million reflecting lower mortgage origination volumes
- Net servicing income up $64 million
- Gain on sale revenue down $338 million
Trust & investment fees stable as strong retail brokerage transaction revenue and asset-based fees were offset by lower investment banking
Market sensitive revenues
(1)
down $199 million
- Lower gains on equity investments from 4Q12 that included the gain on the sale of Becker Underwood more than offset stronger trading
Noninterest expense
Personnel expense up $832 million, including $460 million in seasonally higher employee benefits expense, annual equity awards for retirement-eligible employees and higher deferred compensation expense
Operating losses down $796 million reflecting 4Q12 accrual for the Independent
Foreclosure Review (IFR) Settlement and additional remediation-related costs
All other expense down $265 million reflecting a 4Q12 contribution to the Foundation
Income tax rate
31.9% effective income tax rate includes the benefit associated with the realization for tax purposes of a previously written-down investment
Full year effective tax rate expected to be higher than 1Q13 absent additional discrete benefits
All result comparisons are 1Q13 compared with 4Q12.
(1)  Includes net gains from trading activities, net gains (losses) on debt securities available for sale and net gains from equity investments.

Wells Fargo 1Q13 Supplement 7
Loans
Solid core loan growth
Period-end loans up $33.5 billion YoY and $392
million from 4Q12
-
Commercial loans up $516 million LQ on growth
in foreign loans
-
Consumer loans down $124 million LQ as growth
in first mortgage and auto was more than offset
by a $2.9 billion decline in junior lien mortgage
and seasonally lower credit card
•
Includes retention of $3.4 billion of 1-4 family
conforming first mortgages
Non-strategic/liquidating loans
(1)
down $17.4
billion YoY and $3.7 billion from 4Q12
Core loans grew $50.9 billion YoY and $4.1 billion
LQ
Total average loans of $798.1 billion up $29.5
billion YoY and $10.9 billion LQ
Total average loan yield of 4.49%, down 9 bps LQ
-
Core loan yield excluding the non-strategic/
liquidating portfolio was down 8 bps
-
Non-strategic/liquidating portfolio yield
of 5.02%
(1)  See page 23 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, foreign and other PCI loan portfolios.
Period–end Loans Outstanding
($ in billions)
(1)
Total average loan yield
766.5
775.2
782.6
799.6
800.0
1Q12 2Q12 3Q12 4Q12 1Q13
Core loans Non-strategic/liquidating loans

Wells Fargo 1Q13 Supplement 8
668.4
689.2
711.9
246.6
286.9
274.3
915.0
976.1
986.2
1Q12 4Q12 1Q13
Interest-bearing deposits Noninterest-bearing deposits
Deposits
Continued growth and reduced average cost
Average deposits up $71.2 billion YoY and $10.1
billion LQ driven by late 4Q12 deposit growth as
well as retail deposit growth in the quarter
Average core deposits of $925.9 billion up $55.3
billion YoY and down $3.0 billion from 4Q12
-
116% of average loans
-
Average retail core deposits up 8% YoY and
11% annualized LQ
Average core checking and savings up $62.8
billion, or  8% YoY, and down $1.5 billion
from 4Q12
-
94% of average core deposits
Average deposit cost of 15 bps, down 1 bp
from 4Q12
Average Deposits and Rates
($ in billions)
Average deposit cost
Average Core Checking and Savings
($ in billions)
807.8
872.1
870.6
1Q12 4Q12 1Q13
0.20%
0.16%
0.15%

Wells Fargo 1Q13 Supplement 9
Tax-equivalent net interest income
(1)
down 2% LQ primarily due to two fewer days
in the quarter
Average earning assets up $21.6 billion or
2% LQ
-
Short-term investments/fed funds sold up
$3.9 billion
-
Loans up $10.9 billion
-
AFS securities up $10.6 billion
-
Mortgages held for sale declined $3.9 billion
NIM of 3.48%, down 8 bps, from 4Q12 on:
-
Deposit growth = (3) bps
-
Variable income = (3) bps
-
Continued balance sheet repricing, growth and
mix = (2) bps
Net interest income
Net Interest Income (TE)
(1)
($ in millions)
Net Interest Margin (NIM)
(1)  Tax-equivalent net interest income is based on the federal statutory rate of 35% for the periods presented. Net interest income was $10,888 million, $11,037 million, $10,662 million, $10,643 million, $10,499 million for 1Q12, 2Q12, 3Q12, 4Q12 and 1Q13 respectively.
1Q12 2Q12 3Q12 4Q12 1Q13
11,058
11,213
10,820 10,841
10,675

Wells Fargo 1Q13 Supplement 10
Noninterest income
Deposit service charges down 3% LQ reflecting
seasonality
Trust and investment fees essentially flat LQ as a 4%
increase in retail brokerage transaction revenue and
asset-based fees was offset by lower investment
banking
Other fees down $159 million, or 13% LQ, driven by
lower commercial real estate brokerage commissions
Mortgage banking down $274 million, or 9%, LQ
- Net servicing income up $64 million as higher
servicing fees and lower MSR amortization
expense were partially offset by lower net
MSR/servicing hedge results
- Gain on sale revenue down $338 million on
lower origination volumes
- $112 million in forgone revenue from the
retention of conforming production
10,748
10,252
10,551
11,305
10,760
1Q12 2Q12 3Q12 4Q12 1Q13
vs vs
($ in millions)
1Q13 4Q12 1Q12
Noninterest income
Service charges on deposit accounts
$
1,214 (3)
%
12
Trust and investment fees
Brokerage advisory, commissions
and other fees 2,050 4       12
Trust and investment management 799 -        6
Investment banking 353 (20)     37
Card fees 738 -        13
Other fees 1,034 (13)     (6)
Mortgage banking 2,794 (9)      (3)
Insurance 463 17      (11)
Net gains from trading activities 570 107    (11)
45        n.m. n.m.
Net gains from equity investments 113       (84)     (69)
Lease income 130       (24)     120
Other 457       25      (28)
Total noninterest income
$
10,760 (5)
%
-
Net gains on debt securities available
for sale
Insurance up 17% LQ driven by seasonally
higher crop insurance premiums
Trading gains up $295 million LQ and included
$120 million higher deferred compensation plan
investment income (P&L neutral)
Equity gains down $602 million from 4Q12
which included the gain on sale of Becker
Underwood

$

19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
3,000
1,000
(1,000)
Count
$3.84
$2.95
$2.49
$2.24
$2.02
$2.01
$1.86
$1.67
$2.00
$1.94
$1.79
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13

▪

▪

▪

▪

Wells Fargo 1Q13 Supplement 11
4.90
5.89
7.11
9.03
6.88
7.77
2.14
2.70
3.06
2.73
2.61
2.82
7.04%
8.59%
10.17%
11.76%
9.48%
10.59%
Wells Fargo Citi JPM Chase Bank of
America
Industry Industry ex
WFC
Deliquency Rate
Foreclosure Rate
Residential mortgage
Production, servicing and repurchase trends
Sixth consecutive quarter of over $100 billion of
originations
- Margins remained elevated and are expected
to decline
Wells Fargo total delinquency and foreclosure
ratio for 1Q13 was 6.54%, down 50 bps LQ and
down from 6.89% in 1Q12
- 4Q12 Wells Fargo delinquency and foreclosure
ratio continued to be lower than peers
Number and balance of total outstanding
repurchase demands were down slightly
LQ and YoY
Repurchase reserves of $2.3 billion increased
$111 million LQ
(1)  Net gains on mortgage loan origination/or sales activities less repurchase reserve build divided by total originations.
(2)  Includes mortgage insurance rescissions.
(3)  Inside Mortgage Finance, data as of December 31, 2012. Industry excluding
WFC performance calculated based on IMF data.
(4)  Industry is all large servicers ($5.9 trillion) including WFC, C, JPM and BAC.
(4)
Total Outstanding Repurchase Demands
(2)
and
Agency New Demands for 2006-2008 Vintages
4Q12 Servicing Portfolio Delinquency
Performance
(3)
Residential mortgage production trends
($ in billions)
1Q13 4Q12 3Q12 2Q12 1Q12
Applications 140     152     188     208     188
Pipeline 74       81       97       102     79
Originations 109     125     139     131     129
Gain on Sale
(1)
2.56% 2.56    2.21    2.20    2.36
Number of Outstanding Demands
Agency New Demands for 2006-2008 Vintages
Original Loan Balance of Outstanding Demands ($ in B)

Wells Fargo 1Q13 Supplement 12
Noninterest expense and efficiency ratio
(1)
Noninterest expense down $496 million
from 4Q12
-
Personnel expense up $832 million, or 12%
•
Employee benefits included $460 million of
seasonally higher payroll taxes and 401(K)
matching expenses and $103 million higher
deferred compensation expense
•
Commissions and incentive compensation
included $199 million in annual equity awards
for retirement-eligible employees
-
Other expense down $1.2 billion
•
4Q12 results included $644 million
incremental accrual to fully reserve for
settlement costs associated with the IFR
Settlement and additional remediation-related
costs as well as a $250 million contribution to
the Foundation
•
Outside professional services down $209
million on lower legal costs and ~$60 million
lower OCC Consent Order costs
Efficiency ratio of 58.3% in 1Q13
Continue to target an efficiency ratio of 55%-
59%
Expect 2Q13 expenses to decline from 1Q13
12,993
12,397
12,112
12,896
12,400
1Q12 2Q12 3Q12 4Q12 1Q13
Efficiency Ratio
894 (2)
12,002
60.1%
58.2%
57.1%
58.8%
58.3%
(1)
Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income). Noninterest expense and our efficiency ratio may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.
(2)
Includes $644 million for IFR Settlement and additional remediation-related costs and $250 million Foundation contribution.
vs vs
($ in millions) 1Q13 4Q12 1Q12
Noninterest expense
Salaries
$
3,663 (2)
%
2
Commission and incentive compensation 2,577 9 7
Employee benefits 1,583 78 (2)
Equipment 528 (3) (5)
Net occupancy 719 (1) 2
Core deposit and other intangibles 377 (10) (10)
FDIC and other deposit assessments 292 (5) (18)
Other 2,661 (32) (20)
Total noninterest expense
$
12,400 (4)
%
(5)

Wells Fargo 1Q13 Supplement 13
Environmentally-elevated costs
(1) Contra revenue item. Change in estimate.
(2)  Contra revenue item. MSR valuation adjustments include costs to service and unreimbursed foreclosure costs.
($ in millions)
Expense description
1Q13 4Q12 FY 2012
OCC Consent Order - Foreclosure Review costs:
Independent consultant expense $ ~40 ~100 ~400
Internal costs ~10 ~25 ~100
Foreclosed asset expense 195 221 1,061
Mortgage repurchase reserve build
(1)
250 313 1,665
MSR servicing and foreclosure costs
(2)
58 127 677

Wells Fargo 1Q13 Supplement 14
Community Banking
Net income of $2.9 billion, up 25% YoY
and 2% LQ
Regional Banking
Continued franchise and cross-sell growth
(1)
-
Primary consumer checking customers
(2) (3)
up
a net 2.1% YoY
-
Business checking accounts
(2)
up a net
2.9% YoY
-
Retail bank cross-sell of 6.10 products per
household up from 5.98 in 1Q12
Consumer Lending
Credit card penetration
(1) (4)
rose to 34.1%, up
from 33.1% in 4Q12 and 29.9% in 1Q12
Record consumer auto originations of $6.8 billion,
up 27% LQ and up 10% YoY
Mortgage originations of $109 billion down
13% LQ and 16% YoY
-
10% of originations were from HARP
(5)
vs.
12% in 4Q12 and 15% in 1Q12
vs vs
($ in millions) 1Q13 4Q12 1Q12
Net interest income
$
7,119 (1)
%
(3)
Noninterest income 5,780 (13)      (5)
Provision for credit losses 1,262 (28)      (33)
Noninterest expense 7,377 (8)       (6)
Income tax expense 1,288 40       -
Segment earnings
$
2,924 2
%
25
($ in billions)
Avg loans, net
$
498.9   1        3
Avg core deposits 619.2   2        8
(1)
Metrics reported on a one-month lag from reported quarter-end; for example 1Q13 cross-sell is as of February 2013.
(2)
Checking customer and account growth is 12-months ending for each respective period.
(3)
Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit.
(4)
Household penetration as of February 2013 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
Household penetration has been redefined to include legacy Wells Fargo Financial accounts.
(5)
Home Affordable Refinance Program.
1Q13 4Q12 1Q12
Regional Banking
Primary consumer checking customers
(1)(2)(3)
2.1
%
n.a. n.a.
Business checking account growth
(1)(2)
2.9 3.7 3.8
Retail Bank household cross-sell
(1)
6.10 6.05 5.98
vs vs
($ in billions) 1Q13 4Q12 1Q12
Consumer Lending
Credit card payment volumes (POS)
$
11.7 (8)
%
14
Credit card penetration
(1)(4)
34.1
%
100
bps
420
Home Mortgage
Applications
$
140 (8)
%
(26)
Application pipeline 74 (9) (6)
Originations
109 (13) (16)

Wells Fargo 1Q13 Supplement 15
Wholesale Banking
Net income of $2.0 billion, up 9% YoY and 1% LQ
Net interest income down 3% LQ; average loans
up 2%
Noninterest income up 6% LQ on broad-based
growth
Provision reflects lower gross losses and higher
recoveries
Expenses up 3% LQ driven by seasonally higher
personnel and insurance expense
Key Metrics
Cross-sell of 6.8 products per relationship
(1)
up
20 bps YoY
Treasury Management
Commercial card spend volume of $4.4 billion up
2% LQ and 19% YoY
Investment Banking
1Q13 Investment Banking fees from Wholesale
customers up 14% YoY
U.S. investment banking market share
(2)
of 4.6%
Asset Management
Total AUM up $11.4 billion LQ and included $4.1
billion in net flows into both short-term and long-
term strategies
(1)  Cross-sell reported on a one-quarter lag.
(2)  Source: Dealogic U.S. investment banking fee market share.
vs vs
($ in millions) 1Q13 4Q12 1Q12
Net interest income
$
3,005   (3)
%
(6)
Noninterest income 3,081   6      8
Provision for credit losses (58)       n.m. n.m.
Noninterest expense 3,091   3      1
Income tax expense 1,007   13    (1)
Segment earnings
$
2,045 1
%
9
($ in billions)
Avg loans, net
$
284.5   2      6
Avg core deposits
224.1   (7)     1
vs vs
($ in billions) 1Q13 4Q12 1Q12
Key Metrics:
Cross-sell
(1)
6.8 -
%
3
Commercial card spend
volume
$
4.4 2 19
YTD U.S. investment banking
market share %
(2)
4.6
%
(50)
bps
(20)
Total AUM
$
463.2 3
%
4
Advantage Funds AUM
223.6 3 7

Wealth, Brokerage and Retirement
Net income up 14% YoY and down 4% LQ
Net interest income down 3% LQ; average core
deposits up 4%
Noninterest income up 5% LQ; excluding $47
million higher deferred compensation plan
investment results, noninterest income was up
3% due to higher retail brokerage transaction
revenue and asset-based fees
Noninterest expense was up 5% LQ; excluding
$41 million in higher deferred compensation
expense, expenses increased 3% due to
seasonality in personnel expenses and increased
broker commissions
Retail Brokerage
Managed account assets of $325 billion, up 7%
LQ and 16% YoY driven by strong net flows and
market performance
Wealth Management
Wealth Management client assets up 2% LQ and
3% YoY
Retirement
IRA assets up 6% LQ and 9% YoY
Institutional Retirement plan assets up 5% LQ
and 9% YoY
(1) Includes deposits.
(2) Data as of February 2013.
vs vs
($ in millions) 1Q13 4Q12 1Q12
Net interest income
$
669      (3)
%
(5)
Noninterest income 2,528   5
7
Provision for credit losses 14       (7)
(67)
Noninterest expense 2,639   5
4
Income tax expense 207      (4)
14
Segment earnings
$
337     (4)
%
14
($ in billions)
Avg loans, net
$
43.8 1
3
Avg core deposits 149.4 4
10
vs vs
($ in billions, except where noted) 1Q13 4Q12 1Q12
Key Metrics:
WBR Clients Assets
(1)
($ in trillions) $
1.5 5
%
7
Cross-sell
(2)
10.33 1 2
Retail Brokerage
Financial Advisors 15,354 - 1
Managed account assets
$
325 7 16
Client assets
(1)
($ in trillions)
1.3 5 7
Wealth Management
Client assets
(1)
208 2 3
Retirement
IRA Assets 314 6 9
Institutional Retirement
Plan Assets 279 5 9
Wells Fargo 1Q13 Supplement 16

2.4
2.2
2.4
2.1
1.4
1Q12 2Q12 3Q12 4Q12 1Q13
1.25%
1.15%
1.21%
1.05%
0.72%
2.0
1.8
1.6
1.8
1.2
1Q12 2Q12 3Q12 4Q12 1Q13
Credit quality
Trends showed continued improvement
Provision expense of $1.2 billion, down $612
million from 4Q12
Net charge-offs of $1.4 billion were down $662
million LQ, or 32%; 4Q12 consumer losses
included $321 million from OCC guidance
(1)
0.72% net charge-off rate
- Commercial losses of 0.10%, down 19 bps LQ
- Consumer losses of 1.23%, down 45 bps LQ,
reflecting both lower severities and frequency
NPAs declined $1.6 billion LQ on a $960 million
decline in nonaccrual loans and a $673 million
decline in foreclosed assets
Early stage consumer delinquency balances
decreased 14% and rates declined 26 bps LQ
Reserve release
(2)
of $200 million vs. $250
million in 4Q12
- Absent significant deterioration in the economy
we continue to expect future reserve releases
in 2013
Allowance for credit losses = $17.2 billion
Remaining PCI nonaccretable = 22.9% of
remaining UPB
(3)
(1)  OCC guidance, see page 5 for additional information. 4Q12 losses included $271 million from the completion of implementation and $50 million from 4Q12 activity.
(2)  Provision expense minus net charge-offs.
(3)  Unpaid principal balance for PCI loans that have not had a UPB charge-off.
Net Charge-offs
($ in billions)
Provision Expense
($ in billions)
1.8
0.6
(1)
0.89%
Net charge-off rate (as reported)
Net charge-off rate (as adjusted)
0.3
(1)
0.92%
1.8
Wells Fargo 1Q13 Supplement 17

22.0
20.6
19.7
20.5
19.5
4.6
4.3
4.2
4.0
3.4
26.6
24.9
25.3
24.5
22.9
1Q12 2Q12 3Q12 4Q12 1Q13
Nonaccrual loans Foreclosed assets
1.2
1.1
1.2
1.1 1.1
0.4
0.3
0.3
0.3 0.3
1.6
1.4 1.5
1.4 1.4
1Q12 2Q12 3Q12 4Q12 1Q13
Consumer Commercial
6.8
6.6 6.9
6.5
5.5
$0
$5
$10
1Q12 2Q12 3Q12 4Q12 1Q13
2.00%
1.94%
1.97%
1.79%
1.53%
Credit quality
Trends showed continued improvement
Nonperforming Assets
(1)
($ in billions)
Consumer Loans 30-89 DPD &
Still Accruing
(1)(4)
(Balances and rates)
Loans 90+ DPD and Still Accruing
(1)(4)
($ in billions)
(2)
1.4
(3)
(1) 30-89 days and 90 days or more past due and still accruing, and nonperforming loans, include held for sale loans reported on Balance Sheet.
(2) Includes $1.7 billion at March 31, 2012, resulting from implementation of Interagency Supervisory Guidance on Allowance for Loan and Lease Losses
Estimation Practices for Loans and Lines of Credit Secured by Junior Liens on 1-4 Family Residential Properties issued January 31, 2012.
(3) OCC guidance.
(4) Excludes mortgage loans insured/guaranteed by the FHA or VA, reverse mortgages, margin loans and student loans whose repayments are predominantly guaranteed by guarantee agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program. Also excludes the carrying value of PCI loans contractually delinquent.
Wells Fargo 1Q13 Supplement 18

Capital
9.98%
10.08%
9.92%
10.12%
10.38%
1Q12 2Q12 3Q12 4Q12 1Q13
Capital remained strong
Tier 1 common equity ratio under Basel I
of 10.38% increased 26 bps LQ
- Ratio reduced by 25 bps by implementation of
Basel 2.5
(1)
Tier 1 common equity ratio under Basel III is
estimated to be 8.39% at 3/31/13
(2)
Purchased 16.6 million common shares in 1Q13
Redeemed $2.8 billion of trust preferred
securities
2013 Capital Plan includes an increase in capital
returns to shareholders from 2012 and includes:
- Dividend rate of $0.30 per share for 2Q13
subject to Board approval
- Increase in common stock repurchase
activity
Tier 1 Common Equity Ratio
Under Basel I
Wells Fargo 1Q13 Supplement 19
See Appendix page 33-34 for additional information regarding Tier 1 common equity ratios.
1Q13 capital ratios are preliminary estimates.
(1) Federal Reserve’s Market Risk Final Rule became effective on January 1, 2013.
(2) Estimated Basel III calculation based on management’s current interpretation of the Basel III capital rules proposed by federal banking agencies in notices of proposed rulemaking announced in June 2012. The proposed rules and interpretations and assumptions used in estimating Basel III calculations are subject to change depending on final promulgation of Basel III capital rules. See pages 33-34 for additional information regarding Tier 1 common equity ratios.

Demonstrated momentum across the franchise
Retail bank cross-sell of 6.10 products per household up from 5.98 in 1Q12
(1)
$4.2 billion in net new loan commitments to small business customers, up 24% YoY
Primary consumer checking customers up a net 2.1% YoY
(2)
Record auto originations of $6.8 billion, up 27% LQ and 10% YoY
Consumer credit card new accounts in 1Q13 increased 31% LQ and 18% YoY with household penetration increasing 420 bps YoY to 34.1%
(3)
Cross-sell of 6.8 products per relationship
(4)
up from 6.6 in 1Q12 driven by increased penetration with
eastern commercial banking customers across multiple products
Eleven consecutive quarters of average loan growth in Commercial Banking
Investment banking revenue from Wholesale customers increased 14% YoY, including revenue from commercial and corporate customers which was up 2%
AUM up 4% YoY from $19 billion in net flows as well as higher market valuations
Record managed account assets of $325 billion increased 7% LQ and 16% YoY
Cross-sell of 10.33 products per household up from 10.16 in 1Q12
(1)
Wells Fargo 1Q13 Supplement 20
(1)
Metrics reported on a one-month lag from reported quarter-end; for example 1Q13 cross-sell is as of February 2013.
(2)
Checking customer growth is 12-months ending February 2013. Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit.
(3)
Household penetration as of February 2013 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
(4)
Wholesale Banking cross-sell is reported on a one-quarter lag and is as of December 2012 and December 2011, respectively.
Regional Banking
Consumer Lending Group
Wholesale Banking
Wealth, Brokerage and Retirement

Summary - strong 1Q13
Record earnings of $5.2 billion, up $923 million, or 22% from 1Q12
Record diluted earnings per share of $0.92, up 23%
1Q13 efficiency ratio of 58.3%, improved 180 bps
PTPP of $8.9 billion up $216 million, or 2%
Strong credit performance
Solid returns
-
ROA = 1.49%, up 18 bps
-
ROE = 13.59%, up 145 bps
Strong capital generation
All comparisons are 1Q13 vs. 1Q12.
Wells Fargo 1Q13 Supplement 21

Appendix Wells Fargo 1Q13 Supplement 22

(1)  Net of purchase accounting adjustments.
-$82.6
Non-strategic/liquidating loan portfolio risk reduction
-$5.1
-$100.0
-$4.5 -$4.1 -$3.7
($ in billions)
1Q13 4Q12 3Q12 2Q12 1Q12 4Q08
Pick-a-Pay mortgage
(1)
$ 56.6        58.3        60.1        62.0        64.0        95.3
Liquidating home equity 4.4          4.6          5.0          5.2          5.5          10.3
Legacy WFF indirect auto 0.6          0.8          1.1          1.5          1.9          18.2
Legacy WFF debt consolidation 14.1        14.5        15.0        15.5        16.0        25.3
Education Finance - gov't guaranteed 11.9        12.5        13.0        13.8        14.8        20.5
Legacy WB C&I, CRE and foreign PCI loans
(1)
2.8          3.2          3.8          4.3          5.2          18.7
Legacy WB other PCI loans
(1)
0.4          0.6          0.6          0.8          0.8          2.5
Total $ 90.8       94.5       98.6       103.1     108.2     190.8
Wells Fargo 1Q13 Supplement 23

Purchased credit-impaired (PCI) portfolios
Legacy Wachovia PCI loans continued to perform better than originally expected
($ in billions)
Adjusted unpaid principal balance
(1)
December 31, 2008 $ 29.2              62.5              6.5                98.2
December 31, 2012 5.0                32.0              1.4                38.4
March 31, 2013 4.4                31.1              0.9                36.4
Nonaccretable difference rollforward
12/31/08 Nonaccretable difference $ 10.4              26.5              4.0                40.9
Addition of nonaccretable difference due to acquisitions 0.2                - - 0.2
Losses from loan resolutions and write-downs (6.9)              (17.6)            (2.9)              (27.4)
Release of nonaccretable difference since merger (3.4)              (3.0)              (0.8)              (7.2)
(2)
3/31/13 Remaining nonaccretable difference 0.3                5.9                0.3                6.5
Life-to-date net performance
Additional provision since 2008 merger $ (1.7)              -                    (0.1)              (1.8)
Release of nonaccretable difference since 2008 merger 3.4                3.0                0.8                7.2
(2)
Net performance 1.7                3.0                0.7                5.4
Commercial Pick-a-Pay
Other
consumer Total
Wells Fargo 1Q13 Supplement 24
(1) Includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(2) Reflects releases of $1.8 billion for loan resolutions and $5.4 billion from the reclassification of nonaccretable difference to the accretable yield, which will result in increasing income over the remaining life of the loan or pool of loans.

$31 million in nonaccretable difference reclassified to accretable yield this quarter
$412 million in losses from loan resolutions and write-downs in the quarter
$6.5 billion in nonaccretable difference remains to absorb losses on PCI loans
- Remaining nonaccretable = 22.9% of unpaid principal balance (UPB)
(5)
• Remaining Pick-a-Pay nonaccretable = 24.2% of Pick-a-Pay UPB
(5)
PCI nonaccretable difference
Analysis of nonaccretable difference for PCI loans
($ in millions) Pick-a-Pay Total
Balance, December 31, 2012 $ 422 6,232
Addition of nonaccretable difference due to acquisitions - - -
Release of nonaccretable difference due to:
Loans resolved by settlement with borrower
(1)
(30) - -
Loans resolved by sales to third parties
(2)
(5) - -
Reclassification to accretable yield for loans with improving credit-related cash flows
(3)
(31) -
Use of nonaccretable difference due to:
Losses from loan resolutions and write-downs
(4)
(20) (345)
Balance, March 31, 2013 $ 336 5,887
Other
consumer Commercial
310 6,964
-
(30)
- (31)
(5)
(47) (412)
263 6,486
(1)
Release of the nonaccretable difference for settlement with borrower, on individually accounted PCI loans, increases interest income in the period of settlement.
Pick-a-Pay and Other consumer PCI loans do not reflect nonaccretable difference releases for settlements with borrowers due to pool accounting for those loans, which assumes that the amount received approximates the pool performance expectations.
(2)
Release of the nonaccretable difference as a result of sales to third parties increases noninterest income in the period of the sale.
(3)
Reclassification of nonaccretable difference to accretable yield for loans with increased cash flow estimates will result in increased interest income as a prospective yield adjustment over the remaining life of the loan or pool of loans.
(4)
Write-downs to net realizable value of PCI loans are absorbed by the nonaccretable difference when severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(5)
Unpaid principal balance of loans without write-downs.
Wells Fargo 1Q13 Supplement 25

Accretable yield balance decreased $583 million LQ and included:
- Accretion into interest income of $447 million
- Accretion into noninterest income of $151 million reflecting loan sales of other consumer PCI loans
Balance of $18.0 billion expected to accrete to income over the remaining life of the underlying loans
- Commercial accretable yield balance of $1.0 billion; weighted average life of portfolio is 2.9 years
• Accretable yield percentage of 16.60% relatively stable LQ
- Pick-a-Pay accretable yield balance of $16.6 billion; weighted average life of 12.3 years
• Accretable yield percentage of 4.7% flat LQ
PCI accretable yield
(1)  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
(2)  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
(3)  Represents changes in cash flows expected to be collected due to the impact of modifications, changes in prepayment assumptions, changes in interest rates on variable rate PCI loans and sales to third parties.
Cumulative
Accretable yield rollforward since
($ in millions)
1Q13 4Q12 merger
Total, beginning of period $ 18,548 18,912 10,447
Addition of accretable yield due to acquisitions - 3 131
Accretion into interest income
(1)
(447) (513) (9,798)
Accretion into noninterest income due to sales
(2)
(151) - (393)
Reclassification from nonaccretable difference for loans with improving credit-related cash flows 31 135 5,385
Changes in expected cash flows that do not affect nonaccretable difference
(3)
(16) 11 12,193
Total, end of period $ 17,965 18,548 17,965
Wells Fargo 1Q13 Supplement 26

Pick-a-Pay credit highlights
Non-PCI portfolio
Loans down 3% LQ driven by loans paid-in-full
85% of portfolio current
Nonaccrual loans flat LQ
- $129 million of nonaccrual TDRs reclassified to
accruing TDR status based on borrower payment
performance
$4.2 billion in nonaccruals includes $2.1 billion
of nonaccruing TDRs
Net charge-offs of $104 million down $34 million
LQ on improved portfolio performance and lower
severities
48% of portfolio with LTV
(2)
80%
PCI portfolio
Carrying value down 2%
68% of portfolio current, consistent with 4Q12
Life-of-loan losses continued to be lower than
originally projected at time of merger
Wells Fargo 1Q13 Supplement 27
($ in millions) 1Q13 4Q12
Non-PCI loans
Carrying value
(1)
$
30,843 31,940
Nonaccrual loans 4,204 4,200
as a % of loans 13.63
%
13.15
Net charge-offs
$
104 138
as % of avg loans
1.34
%
1.68
90+ days past due
as % of loans
10.23 10.30
Current average LTV
(2)
81
%
83
($ in millions) 1Q13 4Q12
PCI loans
Adjusted unpaid principal balance
(3)
$ 31,078 32,003
Carrying value
(1)
25,765 26,334
Current average LTV
(2)
86
%
88
(1)
The carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for PCI loans, are the nonaccretable difference and the accretable yield, and for all other loans, an adjustment to mark the loans to a market yield at date of merger less any subsequent charge-offs.
(2)
The current loan-to-value (LTV) ratio is calculated as the net carrying value (defined in (1) above) divided by the collateral value.
(3)
The adjusted unpaid principal balance includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.

Real estate 1-4 family first mortgage portfolio
First lien mortgage loans up 1% as growth in core
first lien mortgage was partially offset by
continued run-off in the liquidating portfolio
- Pick-a-Pay non-PCI portfolio down 3%
- PCI portfolio down 3%
- Debt consolidation first lien down 3%
- Core first lien up $4.6 billion, or 3%, reflecting the
retention of $3.4 billion of conforming production
and continued strong origination volumes
Core net charge-offs down $123 million from
4Q12 losses that included OCC guidance impact;
1Q13 reflected improved severities and frequency
(1) Ratios on Legacy WFF debt consolidation first mortgage loan portfolio only.
(2)  Ratios on non run-off first lien mortgage loan portfolio only.
Wells Fargo 1Q13 Supplement 28
($ in millions) 1Q13 4Q12
Total real estate 1-4 family first mortgage $
252,307 249,900
Less consumer non-strategic/liquidating portfolios:
Pick-a-Pay non-PCI first lien mortgage 30,843 31,940
PCI first lien mortgage 26,086 26,838
Debt consolidation first mortgage portfolio 13,794 14,178
Core first lien mortgage 181,584 176,944
Nonaccrual loans $ 2,323 2,363
as % of loans 16.84% 16.67
Net charge-offs $ 119 182
as % of average loans 3.45% 5.03
Nonaccrual loans $ 4,793 4,892
as % of loans 2.64% 2.76
Net charge-offs $ 206 329
as % of loans 0.46% 0.74
Legacy WFF debt consolidation first mortgage loan performance
(1)
Core first lien mortgage loan performance
(2)

Home equity portfolio
Core Portfolio
(1)
Outstandings down 3%
- High quality new originations with weighted
average CLTV of 62%, 777 FICO, and 32% total
debt service ratio
1Q13 losses decreased $208 million
2+ delinquencies decreased $226 million
Delinquency rate for loans with a CLTV >100%
improved 33 bps
Liquidating Portfolio
Outstandings down 5%
1Q13 losses decreased $35 million
2+ delinquencies declined $17 million
Delinquency rate for loans with a CLTV >100%
improved 45 bps
Total home equity portfolio = $92 billion
21% in 1 lien position
40% in junior lien position behind WFC owned or
serviced 1 lien
- Current 1 lien, Current junior lien = 96.1%
- Current 1 lien, Delinquent junior lien = 1.0%
- Delinquent 1 lien, Current junior lien = 1.4%
- Delinquent 1 lien, Delinquent junior lien = 1.5%
39% in junior lien position behind third party 1 lien
Excludes purchased credit-impaired loans.
(1)  Includes equity lines of credit and closed-end junior liens associated with the
Pick-a-Pay portfolio totaling $1.3 billion at March 31, 2013 and at December
31, 2012.
(2) CLTV is calculated based on outstanding balance plus unused lines of credit divided by estimated home value. Estimated home values are determined predominantly based on automated valuation models updated through March
2013.
(3)  Unsecured balances, representing the percentage of outstanding balances above the most recent home value.
($ in millions) 1Q13 4Q12
Core Portfolio
(1)
Outstandings 87,298 90,427
Net charge-offs 414 622
  as % of avg loans 1.89% 2.69
2+ payments past due 2,271 2,497
  as % loans 2.61% 2.77
% CLTV > 100%
(2)
33 34
2+ payments past due 3.19 3.52
% Unsecured balances
(3)
15 15
% 1st lien position 22 22
Liquidating Portfolio
Outstandings 4,421 4,647
Net charge-offs 66 101
  as % of avg loans 5.87% 8.33
2+ payments past due 161 178
  as % loans 3.64% 3.82
% CLTV > 100%
(2)
70 71
2+ payments past due 3.28 3.73
% 1st lien position 4 4
Wells Fargo 1Q13 Supplement 29
st
st
st
st
st
st
st

Credit card portfolio
Credit card outstandings of $24.1 billion, down
2% LQ on seasonally lower balances and up 10%
YoY on strong account growth
- Record 577,000 new accounts in 1Q13, up 31%
LQ and 18% YoY
- Credit Card household penetration rate rose to
34.1%
(1)
, up from 33.1% in 4Q12
- Purchase dollar volume and transactions are
down 8% and 7% from 4Q12, respectively
reflecting seasonality
Net charge-offs up $13 million, or 25 bps, LQ and
down $7 million, or 44 bps, YoY
(1)  Household penetration as of February 2013 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
($ in millions) 1Q13 4Q12
Credit card outstandings
$
24,120 24,640
Net charge-offs 235 222
  as % of avg loans
3.96
%
3.71
Key Metrics:
Purchase volume
$
11,658 12,609
Penetration
(1)
34.1
%
33.1
Wells Fargo 1Q13 Supplement 30

Auto portfolios
(1)
Consumer Portfolio
Auto outstandings of $47.3 billion up 3% LQ and
7% YoY
- 1Q13 originations of $6.8 billion up 27% LQ
reflecting seasonal car sales and up 10% YoY
Nonaccrual loans stable LQ
Net charge-offs were down $36 million LQ
- March Manheim index of 120.4, down 3% LQ and
5% from March 2012
30+ days past due decreased $338 million LQ
reflecting seasonality
Commercial Portfolio
Loans of $7.6 billion up 2% LQ and 21% YoY as
dealer floorplan utilization rates hit highest levels
since the merger
Continued strong credit performance
(1) The auto portfolio has been refined to exclude Specialized Lending recreational vehicle and marine loan balances and includes the liquidating legacy Wells Fargo
Financial indirect portfolio of $593 million.
($ in millions) 1Q13 4Q12
Auto outstandings
$
44,939 43,647
Nonaccrual loans
192 210
  as % of loans 0.43
%
0.48
Net charge-offs
$
71 103
  as % of avg loans
0.65
%
0.94
30+ days past due
$
614 937
  as % of loans
1.37
%
2.15
Auto outstandings
$
2,320 2,351
Nonaccrual loans
28 35
  as % of loans 1.20
%
1.50
Net charge-offs
$
5 9
  as % of avg loans
0.85
%
1.41
30+ days past due
$
19 34
  as % of loans
        0.83
%
        1.43
Commercial Portfolio
Auto outstandings
$
7,570 7,396
Nonaccrual loans
- -
  as % of loans -
%
-
Net charge-offs (recoveries)
$
-              -
  as % of avg loans
n.m.
%
n.m.
Indirect Consumer Portfolio
Direct Consumer Portfolio
Wells Fargo 1Q13 Supplement 31

Student lending portfolio
$22.9 billion student lending outstandings down
1% LQ
Private Portfolio
$11.0 billion private loans outstandings up 3% LQ
and up 7% YoY
- Applications decreased 10% LQ due to spring
term applications
- Dollar originations increased 140% LQ due
to spring term disbursements in the quarter
- Continued to originate high quality loans with
an average FICO of 764 and 78% of new loans
co-signed
Net charge-offs down $8 million LQ due to
seasonality of repayments on loans
Government Portfolio
$11.9 billion liquidating government guaranteed
outstandings declined 4% LQ and 19% YoY
($ in millions) 1Q13 4Q12
Education Finance
Total outstandings
$
22,897 23,119
Private Portfolio
Private outstandings
$
10,975 10,654
Net charge-offs
30 38
  as % of avg loans 1.10
%
1.41
30 days past due
$
226 233
  as % of loans 2.06
%
2.19
Government Guaranteed Portfolio
Government outstandings
$
11,922 12,465
Wells Fargo 1Q13 Supplement 32

Tier 1 common equity under Basel I
(1)
Wells Fargo 1Q13 Supplement 33
Wells Fargo & Company and Subsidiaries
FIVE QUARTER TIER 1 COMMON EQUITY UNDER BASEL I
(1)
Mar. 31, Dec. 31, Sept. 30 June 30, Mar. 31,
($ in billions) 2013 2012 2012 2012 2012
Total equity 163.4 $     158.9 156.1 149.4 146.8
Noncontrolling interests (1.3) (1.3) (1.4) (1.3) (1.3)
Total Wells Fargo stockholders' equity 162.1 157.6 154.7 148.1 145.5
Adjustments:
Preferred equity (12.6) (12.0) (11.3) (10.6) (10.6)
Goodwill and intangible assets (other than MSRs) (32.5) (32.9) (33.4) (33.5) (33.7)
Applicable deferred assets 3.1 3.2 3.3 3.5 3.7
Deferred tax asset limitation - - - - -
MSRs over specified limitations (0.8) (0.7) (0.7) (0.7) (0.9)
Cumulative other comprehensive income (5.1) (5.6) (6.4) (4.6) (4.1)
Other (0.6) (0.6) (0.4) (0.5) (0.4)
Tier 1 common equity (A) 113.6 $     109.0 105.8 101.7 99.5
Total risk-weighted assets
(2)
(B) 1,095.1 $  1,077.1 1,067.10 1,008.6 996.8
Tier 1 common equity to total risk-weighted assets
(2)
(A)/(B) 10.38% 10.12 9.92 10.08 9.98
(1)
(2)
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor, or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The Company’s March 31, 2013, risk-weighted assets and resulting Tier 1 common equity to total risk-weighted assets are preliminary and reflect total estimated on-balance sheet and total estimated derivative and off-balance sheet risk-weighted assets of $882.7 billion and $212.4 billion, respectively. Effective September 30, 2012, the Company refined its determination of the risk weighting of certain unused lending commitments that provide for the ability to issue standby letters of credit and commitments to issue standby letters of credit under syndication arrangements where the Company has an obligation to issue in a lead agent or similar capacity beyond its contractual participation level.

Tier 1 common equity under Basel III (Estimated)
(1)
Wells Fargo 1Q13 Supplement 34
Wells Fargo & Company and Subsidiaries
TIER 1 COMMON EQUITY UNDER BASEL III (ESTIMATED)
(1) (2)
Mar. 31,
($ in billions) 2013
Tier 1 common equity under Basel I 113.6 $
Adjustments from Basel I to Basel III
(3)(5)
:
Cumulative other comprehensive income related to AFS securities and defined benefit pension plans 4.8 $
0.5
5.3
Threshold deductions, as defined under Basel III
(4) (5)
(0.9)
Tier 1 common equity anticipated under Basel III (C) 118.0 $
Total risk-weighted assets anticipated under Basel III
(6)
(D) 1,406.1 $
Tier 1 common equity to total risk-weighted assets anticipated under Basel III (C)/(D) 8.39%
(1)
(2)
(3)
(4)
(5)
(6)
Volatility in interest rates can have a significant impact on the valuation of cumulative other comprehensive income and MSRs and therefore, may impact adjustments from Basel I to Basel III, and MSRs subject to threshold deductions, as defined under Basel III, in future reporting periods.
Under current Basel proposals, risk-weighted assets incorporate different classifications of assets, with certain risk weights based on a borrower's credit rating or Wells Fargo's own risk models, along with adjustments to address a combination of credit/counterparty, operational and market risks, and other
Basel III elements. The amount of risk-weighted assets anticipated under Basel III is preliminary and subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities.
Other
Total adjustments from Basel I to Basel III
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
The Basel III Tier 1 common equity and risk-weighted assets are calculated based on management’s current interpretation of the Basel III capital rules proposed by federal banking agencies in notices of proposed rulemaking announced in June 2012. The proposed rules and interpretations and assumptions used in estimating Basel III calculations are subject to change depending on final promulgations of Basel III capital rules.
Adjustments from Basel I to Basel III represent reconciling adjustments, primarily certain components of cumulative other comprehensive income deducted for Basel I purposes, to derive Tier 1 common equity under Basel III.
Threshold deductions, as defined under Basel III, include individual and aggregate limitations, as a percentage of Tier 1 common equity, with respect to
MSRs, deferred tax assets and investments in unconsolidated financial companies.

Forward-looking statements and additional information
Forward-looking statements:
This Quarterly Supplement and management’s related presentation contain forward-looking statements about our future financial performance. These forward-looking statements include statements using words such as “believe,” “expect,” “anticipate,” “estimate,”
“target”, “should,” “may,” “can,” “will,” “outlook,” “appears” or similar expressions. These forward-looking statements may include, among others, statements about: future credit quality and performance, including our current expectation of future loan loss reserve releases; our outlook for future growth; mortgage repurchase exposure; exposure related to mortgage practices, including foreclosures and servicing; our noninterest expense and efficiency ratio, including our targeted efficiency ratio range as part of our expense management initiatives; the future economic environment, including the housing market; loan growth; our expectations regarding net interest income and net interest margin; reduction or mitigation of risk in our loan portfolios; our mortgage originations, including mortgage volume, sale or retention of our mortgage production, and gain on sale margins; the estimated impact of regulatory reform on our financial results and business and expectations regarding our efforts to mitigate such impact; our estimated Tier 1 common equity ratio as of March 31, 2013, under proposed Basel III capital rules; our full year 2013 effective income tax rate; and future common stock dividends, common share repurchases and other uses of capital. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to page 14 of Wells Fargo’s press release announcing our first quarter 2013 results, as well as Wells Fargo’s reports filed with the Securities and
Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended
December 31, 2012.
Purchased credit-impaired loan portfolio:
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans.
In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this Quarterly Supplement have been adjusted to exclude the purchased credit-impaired loans. References in this Quarterly Supplement to impaired loans mean the purchased credit-impaired loans. Please see pages 31-33 of the press release for additional information regarding the purchased credit-impaired loans.
Wells Fargo 1Q13 Supplement 35